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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047
                                                                       811-7185

                        SUPPLEMENT TO THE PROSPECTUS OF
        MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES,
                                 CLASS Y SHARES
                               DATED MAY 1, 2000



     The third sentence of the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" pertaining to the Developing Growth Portfolio of the Fund is hereby replaced by the following:

     The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains.

     In addition, the paragraphs pertaining to the Diversified Income Portfolio and the Developing Growth Portfolio of the Fund in the section of the Prospectus titled "PORTFOLIO MANAGEMENT" are hereby replaced by the following:

     DIVERSIFIED INCOME PORTFOLIO -- W. David Armstrong, Stephen F. Esser and Paul F. O'Brien have been the primary portfolio managers of the Portfolio since January 2001. Mr. Armstrong is a Managing Director of the Investment Manager as well as a Managing Director and member of the Interest Rate Research Team of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1997). Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of MAS. Mr. Esser has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager as well as a Principal and member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at J.P. Morgan, London.

     DEVELOPING GROWTH PORTFOLIO -- Arden C. Armstrong and John Roscoe are the primary portfolio managers of the Portfolio. Ms. Armstrong, a Managing Director of the Investment Manager as well as a Managing Director of MAS, has been a primary portfolio manager of the Portfolio since January 2001. Ms. Armstrong has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Roscoe, a Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since April 2000. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc.



January 8, 2001